UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011

NATIONAL MENTOR HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-129179	31-1757086
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 790-4800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 19, 2011, National Mentor Holdings, Inc. (the “Company”) announced that it has commenced a cash tender offer and consent solicitation with respect to all of its outstanding $180,000,000 aggregate principal amount of 111/4% Senior Subordinated Notes due 2014.

Also on January 19, 2011, the Company’s indirect parent company, NMH Holdings, Inc., announced that it has commenced a cash tender offer and consent solicitation with respect to all of its outstanding $224,400,924 aggregate principal amount of Senior Floating Rate Toggle Notes due 2014.

A copy of the press release announcing the concurrent tender offers and consent solicitations is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued January 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MENTOR HOLDINGS, INC.

Date: January 19, 2011

/s/ Denis M. Holler
Name: Denis M. Holler
Title: Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued January 19, 2011.

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